                                                                    Exhibit 10.1

[LOGO OF AMERICAN RED CROSS]

        National Headquarters
        1616 Fort Myer Drive

        17th Floor
        Arlington, VA 22209-3100


                                                    July 28, 2000
         John Barr, President
         VITEX
         155 Duryea Road
         Melville, NY 11747

         Re: Amended and Restated Supply, Manufacturing, and Distribution Collaboration Agreement by and between American National Red Cross ("ANRC"), and V.I. Technologies, Inc. ("VITEX") entered into as of October 1, 1998, as amended (the "Agreement")
                                          -----------

         Dear John:

                     As you know, our discussions to date, which were substantially completed as of June 30, 2000, have been directed toward modifying the terms of our relationship. Following is a summary of business issues which shall serve to amend further the terms of the Agreement.

         .     Ending Inventory - Ending inventory levels will be targeted in
               ----------------
               calendar years 2000 and 2001 to minimize the impact of a production shutdown in Q1 in each of 2001 and 2002. The proposed ending inventory is as follows:

                  CY00 -
                  **************************************************************
                  --------------------------------------------------------------
                  **************
                  --------------

                  CY01 -
                  **************************************************************
                  --------------------------------------------------------------
                  **************
                  --------------

               In the event the inventory level drops below the targeted ending inventory, VITEX and

Mr. John Barr
July 28, 2000
Page 2 of 9

               ANRC will initiate production in excess of the minimum production requirement in the first quarter of the following calendar year to meet the target 12/31 ending inventory. For example if at 12/31/00, ending inventory is ******* with sales of 30,000 per
                                             -------
               month, targeted nine month ending inventory would be *******;
                                                                    -------
               therefore ANRC would initiate Q1 01 production of ****** units
                                                                 ------
               above the minimum commitment of ******).
                                               ------

         .     Plasma Supply - ANRC agrees to provide VITEX with input plasma on
               -------------
               a regular and not erratic weekly and monthly volume delivery schedule to be agreed upon by ANRC and VITEX to permit VITEX to fulfill the purchase orders for the committed volumes detailed in this Agreement.

               If ANRC is unable to provide plasma on a timely basis consistent with the agreed upon production schedule, and VITEX incurs additional, demonstrable direct costs (e.g., overtime salary expense or increased utility fees) associated with production of additional units in a subsequent time period in order to regain conformity with the agreed upon production schedule ("Catch-Up Units"), the unit price of each Catch-Up Unit will be increased by an amount equal to
               ***********************************************************
               -----------------------------------------------------------

         .     Universal Upside Sharing - ANRC and VITEX will equally share ASP
               ------------------------
               over ****** providing sales are at the annualized rate in excess
                    ------
               of ******* units.
                  -------

         .     Term - Six year period, April 1, 2000 to March 31, 2006.
               ----

         .     Exclusivity - ANRC will maintain exclusivity during the term of
               -----------
               this Amendment for the distribution of Plas+SD, Universal Plasma, and any subsequent product enhancements as long as ANRC fulfills its obligations as defined by this Agreement.

         .     Pricing - *********for Plas+SD in CY 00 Q2 forward
                         ---------
                         ******** for Universal and second viral inactivation
                         --------
                         step.

               ANRC will pay *********************************** in Q3 and Q4 of
                             -----------------------------------
               CY 2000 and Q1 and Q2 of CY 2001.

               In the event ANRC pays for ******* units or more in CY 2001,
                                          -------
               VITEX *********************************************.
                     ---------------------------------------------

               Pricing will remain firm for the first four years of the six year term. For the years commencing April 1, 2004 and April 1, 2005, the parties will negotiate, in good faith, an increase up to the change in the CPI over the immediately preceding twelve-month period

Mr. John Barr
July 28, 2000
Page 3 of 9

               (i.e., April 1, 2003-March 31, 2004 and April 1, 2004-March 1,
               2005, respectively).

               ANRC is entitled to ************************* under which it may
                                   -------------------------
               claim certain *************** from VITEX if, following the agreed
                             ---------------
               upon production schedule, ANRC delivers to VITEX enough plasma, or more, to satisfy the Minimum Volume Commitment (as set forth below in "Production/Minimum Volume Commitment"). The *************** shall generally be equal to *** on top of the
               ---------------                             ---
               Minimum Volumes processed under the commercial terms set forth in this Agreement. While the program will be reviewed at the end of each calendar year to ensure that Minimums have been reached, implementation shall be on a monthly basis specifically as follows: ANRC shall each month be credited with ****************from VITEX for amounts equal to******************
               ----------------                               ------------------
               of the total product processed by VITEX for ANRC in the event, in each month, on an annualized basis, ANRC provides adequate plasma to VITEX in order to meet ANRC's applicable Minimum Volume Commitment. In the event ANRC provides such adequate plasma to VITEX, but VITEX fails to process finished product consistent with its required yield, ANRC shall nevertheless be entitled to
               *****************************************************************
               -----------------------------------------------------------------
               *****************************************************************
               -----------------------------------------------------------------
               *****************************************************************
               -----------------------------------------------------------------
               *********************************************
               ---------------------------------------------

               At the end of each calendar year, ANRC and VITEX shall review actual production volumes and in order to ensure compliance with the terms of this program for that period. Any applied, to which ANRC was not entitled, will be settled by ANRC in the next monthly period. Any will be processed by VITEX, to the extent possible, in the next monthly period.

               Example #1: In 2002, the minimum ANRC production commitment is ********. Assuming ANRC supplies sufficient plasma to manufacture
               --------
               the******** units plus an additional ****** units (at a yield of
                  --------                          ------
               100%), ANRC would be billed for *********units at
                                               ---------
               ****************************.
               ----------------------------

         .     Parvo Testing - VITEX will grant to ANRC a parvo test credit of
               -------------
               ******per finished product unit two years after ANRC begins to
               ------
               provide parvo screened plasma to VITEX.

               ANRC and VITEX will negotiate in good faith for VITEX to provide parvo testing services to the Red Cross with a volume at least equivalent to minimum annual production commitment. In the event ANRC and VITEX reach agreement, ANRC total costs associated with testing will be no greater than its total costs associated with use of a third party provider. ANRC will receive a credit of ***** per unit on implementation of testing.
               -----

Mr. John Barr
July 28, 2000
Page 4 of 9

         .     Commercial Terms -
               ----------------
               VITEX agrees to honor all sales incentive programs established in the amendment dated October 1, 1999 and any other applicable agreements through Q2 CY 2000. Payment of the Q2 2000 sales incentive balance shall be made as follows: 50% applied against the payment of Q1 2000 VITEX billings to ANRC and 50% paid as an adjustment to the expansion fee balance as discussed below.

               Beginning Q3 2000 forward, VITEX will invoice ANRC at month end for all lots that are VITEX QC released ANRC will remit payments to VITEX for lots FDA released at terms of NET 30 days from date of said FDA release.

         .     Production/Minumum Volume Commitment -VITEX and ANRC agree that
               ------------------------------------
               ANRC shall not be obligated to provide additional plasma for any shortfall incurred prior to this letter, and the following sets for the Minimum Volume Commitments for periods beginning Q2, 2000 and ending Q4 20006.

                           Plas+SD
                           -------
         2000     Q2       ************
                           ------------
                  Q3       ********         Q4       *******
                           --------                  -------
                           ********
                           --------
                           Plas+SD          Universal        Total Production***
                           ------           ---------        ----------------
         2001     Q1       *********************************
                           ---------------------------------
                  Q2       **************************
                           --------------------------
                  Q3       **************************
                           --------------------------
                  Q4       **************************
                           --------------------------
         Other**           *******************
                           -------------------
         Total             *************************
                           -------------------------

               Note: * VITEX's internal production/shipment goal in Q1 is ********units, the VITEX operating minimum. If the year-end 2000
               --------
               inventory equals or exceeds the targeted ending inventory (as set forth on Page 1 of this letter), ANRC has the right to reduce production to ****** in Q1 2001, leaving in place the annual
                             ------
               minimum of ******* units; otherwise, ANRC will initiate
                          -------
               production in excess of ****** for Q1, as set forth in "Ending
                                       ------
               Inventory," above.

               Note: ** ANRC and VITEX shall mutually agree on the timing of production of *******incremental units in CY 2001. In the event either party exits this agreement effective June 30, 2001, ANRC will agree to supply sufficient plasma and purchase finished goods produced there from, and VITEX will agree to process ******
                                                                          ------
               "other units" in Q3.

Mr. John Barr
July 28, 2000
Page 5 of 9

               Note: *** The actual mix of production/shipments between Plas+SD and Universal Plas+SD will be jointly decided between ANRC and VITEX as the year progresses.

                           Universal
                           ---------
                  Q1       *******Q2        ********Q3        *******
                           -------          --------          -------
                  Q4       *******
                           -------
                           ********
                           --------
               *****************************************************************
               -----------------------------------------------------------------
               *****************************************************************
               -----------------------------------------------------------------
               *****************************************************************
               -----------------------------------------------------------------
               *****************************************************************
               -----------------------------------------------------------------
               *****************************************************************
               -----------------------------------------------------------------
               ****************************************
               ----------------------------------------

                           Universal
                           ---------
         2003     Q1       *************
                           -------------
         -06      Q2       ********         Q3       *******
                           --------                  -------
                  Q4       ********         ********
                           -------          --------

         .     Exit Options - Either party has the option to exit the Agreement
               ------------
               effective June 30, 2001 if, for any reason, Plas+SD sales in the month ending March 31, 2001 are fewer than ****** units.
                                                          ------

               Either party has the option to exit the Agreement effective June 30, 2002 if, for any reason, Plas+SD sales in the month ending March 31, 2002 are fewer than *******units.
                                             -------

               Either party has the option to exit the Agreement if, for any twelve month period beginning July 1 during the Term, beginning with such period beginning July 1, 2003 (except for the final period beginning July 1, 2005 and ending March 31, 2006, which period shall be prorated for this purpose), ANRC does not commit to provide to VITEX plasma on an annual basis at a minimum rate of ****** units per month.
                  ------

               Universal target dates are 12/31/00 for filing BLA and 10/01/01 for receiving FDA approval for marketing. In the event BLA filing is delayed beyond 3 months (3/31/01) or FDA approval is not achieved by 3/31/02 ANRC shall have the right to exit the Agreement.

               In the event the FDA for any reason prevents VITEX from producing units as required under this Agreement, ARC's obligations to provide plasma shall be suspended until such prevention is removed, provided however that in the event the prevention persists for a period longer than six months, ARC shall have the right to exit the Agreement.

Mr. John Barr
July 28, 2000
Page 6 of 9

              VITEX and ANRC agree that in the event either party exercises an exit option, ANRC's production commitment will be honored for the quarter in which the exit option falls. All obligations for the periods following will be voided with the exception of the first exit option in June 2001 in which ANRC will commit to purchase and VITEX will commit to process the incremental *******"other" units
                                                           -------
              in Q3 as referenced in the Production section of this Agreement.

         .     Extended dating - To the extent possible, product requiring
               ---------------
               relabeling will be shipped back to VITEX and returned to ANRC under the existing system for transporting plasma and finished product. VITEX will assume material and labor costs associated with relabeling ANRC Plas+SD inventory with two year dating. ANRC will assume all in and out warehouse handling costs and any incremental transportation costs above the existing system for transporting plasma and finished product.

         .     Handling - VITEX will assume all costs associated with storage of
               --------
               pre-Q/A release Plas+SD inventory and its receipt into VITEX's contract warehouse.

         .     Risk Allocation - ANRC and VITEX agree to amend Section 6.6, Risk
               ---------------
               Allocation, of the Agreement. The sentence "In all other instances of recalls or Product returns that do not fall into one of the three prior categories, the Marketing Committee will review the matter." shall be replaced with the following language, "In all other instances of recalls, Product returns, or significant decrease in sales due to any safety related events (e.g., Dear Doctor letters), the Marketing Committee will review the matter and will be vested with broad authority to achieve an equitable solution. Significant is defined as a decrease in sales of greater than 15% for a period of two consecutive months. Remedy as agreed upon by the Marketing Committee will be retroactive to the date of the event."

         .     Product Sizes - VITEX will utilize best efforts to work with the
               -------------
               ANRC to design and deliver additional sizes of Plas+SD (i.e., 50 mL and 400 mL).

         .     Loan Repayment -ANRC and VITEX agree that 50% of the Q2 CY 2000
               --------------
               sales incentives shall be added to the expansion fee balance of $3.0 million. Additionally, the loan repayment schedule is unlinked from ANRC's minimum volume commitments and both the expansion fee and 50% of the Q2 CY 2000 sales incentive balance shall be due and payable in a single lump sum on the earlier of the first anniversary of the date on which Universal is licensed or 3/31/03.

         .     Clinical Expenses - VITEX will assume the costs of clinical
               -----------------
               expenses incurred by ARC, to be paid in three equal installments over the next three years and not to exceed . Starting January 1, 2001, payments will be made each year on the first business day after the calendar year end.

Mr. John Barr
July 28, 2000
Page 8 of 9

               There are no other modifications to the Agreement. If these modifications are agreeable to you, kindly indicate your acceptance of them by executing this letter in the space indicated below, and return the executed letter to me.

               This letter constitutes a written modification of the Agreement for purposes of Section 10.2 of the Agreement, and therefore effectively amends the Agreement. This letter may be executed in counterpart and when executed by each of the Parties in counterpart, each such counterpart shall be deemed an original and each of which shall constitute one and the same instrument.

                                                       Sincerely,



                                                       Philip Yenrick
                                                       Director, General Sevices



                    ACKNOWLEDGED AND AGREED TO:

                    V.I. TECHNOLOGIES, INC.
                    John Barr
                    President

                    By:________________________________
                    Date:______________________________


                    ACKNOWLEDGED AND AGREED TO:

                    AMERICAN NATIONAL RED CROSS
                    Christopher C. Lamb
                    Chief Operating Officer, Plasma Services
                    By: ________________________________
                    Date: ______________________________